MERRILL LYNCH
CONNECTICUT
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #18138 -- 7/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Connecticut Municipal Bond Fund           July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, ifnot improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve a yield greater than that of similar Connecticut municipal bond funds. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the slightly defensive posture we had adopted in late 1996. Our principal concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Connecticut issues. During the last six months, approximately $1.0 billion in Connecticut municipal securities was underwritten, a decrease of more than 48% as compared to the same period a year ago. However, the majority of recent issuance has been concentrated in intermediate-term securities with less desirable call protection, which we believe would not have enhanced the Fund's overall structure.

Looking forward, we expect to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income will remain the primary investment strategy of the Fund. Should it become evident that the economy is declerating, we would expect to adopt a more aggressive portfolio structure. We expect the Fund to be fully invested in the upcoming quarter.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Connecticut
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

September 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                  12 Month     3 Month
                                             7/31/97    4/30/97      7/31/96      % Change    % Change

Class A Shares*                               $10.68     $10.29       $10.29         +3.79%      +3.79%
Class B Shares*                                10.68      10.29        10.29         +3.79       +3.79
Class C Shares*                                10.69      10.30        10.30         +3.79       +3.79
Class D Shares*                                10.68      10.30        10.29         +3.79       +3.69
Class A Shares -- Total Return*                                                      +9.51(1)    +5.13(2)
Class B Shares -- Total Return*                                                      +8.96(3)    +5.00(4)
Class C Shares -- Total Return*                                                      +8.84(5)    +4.97(6)
Class D Shares -- Total Return*                                                      +9.40(7)    +5.00(8)
Class A Shares -- Standardized 30-day Yield     4.53%
Class B Shares -- Standardized 30-day Yield     4.22%
Class C Shares -- Standardized 30-day Yield     4.12%
Class D Shares -- Standardized 30-day Yield     4.44%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.558 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.506 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.548 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.132 per share ordinary income dividends.


[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT -- CLASS A AND CLASS B SHARES]

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        7/01/94**                   7/97
ML Connecticut Municipal Bond Fund+--
Class A Shares*                         $9,600                    $12,206

ML Connecticut Municipal Bond Fund+--
Class B Shares*                         $10,000                   $12,417

Lehman Brothers Municipal Bond
Index++                                 $10,000                   $12,910

Total Returns Based on a $10,000 Investment -- Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        10/21/94**                 7/97
ML Connecticut Municipal Bond Fund+--
Class C Shares*                        $10,000                     $12,517

ML Connecticut Municipal Bond Fund
Class D Shares*                        $9,600                      $12,175

Lehman Brothers Municipal Bond
Index++                                $10,000                     $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML Connecticut Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return


                              % Return Without           % Return With
                                 Sales Charge             Sales Charge**
Class A Shares*
Year Ended 6/30/97                 +7.82%                   +3.51%
Inception (7/1/94)
through 6/30/97                    +7.41                    +5.95

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                  % Return                % Return
                                Without CDSC              With CDSC**

Class B Shares*
Year Ended 6/30/97                 +7.28%                   +3.28%
Inception (7/1/94)
through 6/30/97                    +6.86                    +6.28

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                  % Return                % Return
                                Without CDSC              With CDSC**

Class C Shares*
Year Ended 6/30/97                 +7.17%                   +6.17%
Inception (10/21/94)
through 6/30/97                    +7.68                    +7.68

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                            % Return Without            % Return With
                              Sales Charge              Sales Charge**
Class D Shares*
Year Ended 6/30/97                 +7.72%                   +3.41%
Inception (10/21/94)
through 6/30/97                    +8.19                    +6.56

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                                       Net Asset Value            Capital Gains
Period Covered                   Beginning          Ending         Distributed         Dividends Paid*         % Change**
7/1/94 -- 12/31/94               $10.00            $9.62                --                 $0.297               - 0.84%
1995                               9.62            10.64                --                  0.600               +17.25
1996                              10.64            10.45                --                  0.574               + 3.79
1/1/97 -- 7/31/97                 10.45            10.68                --                  0.302               + 5.35
                                                                                     Total $1.773
                                                                     Cumulative total return as of 7/31/97:     +27.14%**





Performance Summary -- Class B Shares

                                       Net Asset Value            Capital Gains
Period Covered                   Beginning          Ending         Distributed         Dividends Paid*         % Change***
7/1/94 -- 12/31/94               $10.00             $9.62               --                 $0.271               - 1.10%
1995                               9.62             10.64               --                  0.549               +16.67
1996                              10.64             10.44               --                  0.521               + 3.17
1/1/97-- 7/31/97                  10.44             10.68               --                  0.273               + 5.15
                                                                                     Total $1.614
                                                                     Cumulative total return as of 7/31/97:     +25.17%***





Performance Summary -- Class C Shares

                                       Net Asset Value            Capital Gains
Period Covered                   Beginning          Ending         Distributed         Dividends Paid*         % Change***
10/21/94 -- 12/31/94            $9.82               $9.62               --                 $0.107               - 0.93%
1995                             9.62               10.65               --                  0.539               +16.66
1996                            10.65               10.45               --                  0.511               + 3.07
1/1/97 -- 7/31/97               10.45               10.69               --                  0.268               + 5.08
                                                                                     Total $1.425
                                                                     Cumulative total return as of 7/31/97:     +25.17%***





Performance Summary -- Class D Shares

                                       Net Asset Value            Capital Gains
Period Covered                   Beginning          Ending         Distributed         Dividends Paid*         % Change**
10/21/94 -- 12/31/94             $9.82              $9.62               --                 $0.117                -0.83%
1995                              9.62              10.64               --                  0.590               +17.14
1996                             10.64              10.45               --                  0.564               + 3.69
1/1/97 -- 7/31/97                10.45              10.68               --                  0.297               + 5.29
                                                                                     Total $1.568
                                                                     Cumulative total return as of 7/31/97:     +26.83%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.







SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P       Moody's      Face                                                                                          Value
Ratings   Ratings      Amount                                       Issue                                          (Note 1a)
Connecticut -- 93.6%
AA+       Aaa          $1,000     Connecticut State Clean Water Fund Revenue Bonds, 5.80% due 6/01/2016            $1,044
AAA       Aaa           1,000     Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                                  6.60% due 6/15/2014 (b)                                                           1,127
                                  Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                  & Power Co. Project), VRDN (a):
A1+       VMIG1+          300     AMT, Series B, 3.55% due 9/01/2028                                                  300
A1+       VMIG1+          750     Series A, 3.60% due 9/01/2028                                                       750
AA-       A1            2,000     Connecticut State Development Authority Revenue Bonds (General Fund),
                                  Series A, 6.375% due 10/15/2024                                                   2,205
AAA       Aaa           1,500     Connecticut State Development Authority, Solid Waste Disposal Facilities
                                  Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025                        1,751
                                  Connecticut State Development Authority, Water Facility Revenue Bonds
                                  (Bridgeport Hydraulic Co. Project):
A+        NR*           1,250     AMT, 6.15% due 4/01/2035                                                          1,330
A+        NR*           1,000     AMT, 6% due 9/01/2036                                                             1,043
AAA       Aaa           1,000     Refunding, Series A, 6.05% due 3/01/2029 (b)                                      1,068
AAA       Aaa           1,890     Refunding, Series B, 5.50% due 6/01/2028 (b)                                      1,903
AA-       Aa3           1,000     Connecticut State, GO, Series A, 5.50% due 5/15/2014                              1,039
A1+       VMIG1+        2,100     Connecticut State, GO, UT, VRDN, Series B, 3.65% due 5/15/2014 (a)                2,100
                                  Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA        Aa              995     AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                               1,033
AA        Aa              950     AMT, Series A, Sub-Series A-2, 6.50% due 5/15/2027                                1,000
AA        Aa3           1,000     AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                1,014
AA        Aa              845     AMT, Series D, Sub-Series D-2, 6.90% due 5/15/2020                                  903
AA        Aa            2,110     Series B, 6.75% due 11/15/2023                                                    2,242
AAA       Aaa           2,195     Series B, 6.75% due 11/15/2023 (b)                                                2,324
AA        Aa            1,200     Series C-1, 6.30% due 11/15/2017                                                  1,268

                                  Connecticut State Health and Educational Facilities Authority
                                  Revenue Bonds:
AAA       Aaa           1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                         1,107
AAA       NR*             500     (Bridgeport Hospital), Series C, 5.25% due 7/01/2015 (d)                            496
AAA       Aaa           2,000     (Choate Rosemary Hall), Series A, 7% due 7/01/2004 (b)(e)                         2,319
AAA       Aaa           1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                1,521
AA-       A1            2,000     (Nursing Home Program - AHF/Hartford), 7.125% due 11/01/2024                      2,293
BBB-      Baa3          1,000     Refunding (Sacred Heart University), Series C, 6.625% due 7/01/2026               1,083
NR*       A3            1,150     Refunding (Saint Mary's Hospital), Series E, 5.50% due 7/01/2020                  1,152
AAA       Aaa             900     Refunding (Trinity College), Series D, 6.125% due 7/01/2024 (c)                     970
AAA       Aaa           1,000     Refunding (Yale-New Haven Hospital), Series H, 5.70% due 7/01/2025 (b)            1,038
BBB-      Baa3          1,000     (Sacred Heart University), Series D, 6.20% due 7/01/2027                          1,043
BBB-      NR*           1,000     (University of New Haven), Series D, 6.625% due 7/01/2016                         1,066
AAA       Aaa           1,000     (Yale-New Haven Hospital), Series G, 6.50% due 7/01/2012 (b)                      1,102
NR*       A1              735     Connecticut State Higher Education, Supplemental Loan Authority Revenue
                                  Bonds (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014          793
NR*       NR*           1,000     Connecticut State Regional Learning Educational Service Center Revenue Bonds
                                  (Office/Education Center Facility), 7.75% due 2/01/2015                           1,128
                                  Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                                  (Mid-Connecticut Systems), Series A (b):
AAA       Aaa           1,000     5.75% due 11/15/2007                                                              1,095
AAA       Aaa           1,000     5.50% due 11/15/2012                                                              1,042
AAA       Aaa           1,000     East Haven, Connecticut, GO, UT, 5.50% due 9/01/2014 (c)                          1,028
AAA       Aaa             500     Hartford, Connecticut, GO, UT, 5.75% due 10/01/2015 (c)                             527

Puerto Rico -- 5.4%
A         Baa1          1,000     Puerto Rico Commonwealth, GO, UT, 5.375% due 7/01/2025                              999
AA        Aa3           1,500     Puerto Rico Industrial, Medical and Environmental Pollution Control
                                  Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                                  Series A, 6.75% due 1/01/2014                                                     1,658

Total Investments (Cost -- $45,206) -- 99.0%                                                                       48,904
Other Assets Less Liabilities -- 1.0%                                                                                 495
                                                                                                                ---------
Net Assets -- 100.0%                                                                                              $49,399
                                                                                                                =========
(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
(d) Connie Lee Insured.
(e) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
    Ratings of issues shown have not been audited by Deloitte & Touche llp.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
HFA  Housing Finance Agency
PCR  Pollution Control Revenue Bonds
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997

Assets:               Investments, at value (identified cost -- $45,205,536) (Note 1a)                            $48,903,903
                      Cash                                                                                            226,833
                      Receivables:
                      Securities sold                                                            $793,825
                      Interest                                                                    532,028
                      Beneficial interest sold                                                     55,274           1,381,127
                                                                                              -----------
                      Deferred organization expenses (Note 1e)                                                         14,004
                      Prepaid registration fees and other assets (Note 1e)                                             10,771
                                                                                                                  -----------
                      Total assets                                                                                 50,536,638
                                                                                                                  -----------

Liabilities:          Payables:
                      Securities purchased                                                      1,005,170
                      Dividends to shareholders (Note 1f)                                          62,128
                      Distributor (Note 2)                                                         16,093
                      Investment adviser (Note 2)                                                  14,425
                      Beneficial interest redeemed                                                  7,997           1,105,813
                                                                                              -----------
                      Accrued expenses and other liabilities                                                           31,923
                                                                                                                  -----------
                      Total liabilities                                                                             1,137,736
                                                                                                                  -----------

Net Assets:           Net assets                                                                                  $49,398,902
                                                                                                                  ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                               $78,456
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               332,983
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                18,862
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                32,207
                      Paid-in capital in excess of par                                                             46,115,613
                      Accumulated realized capital losses on investments -- net (Note 5)                             (877,586)
                      Unrealized appreciation on investments -- net                                                 3,698,367
                                                                                                                  -----------
                      Net assets                                                                                  $49,398,902
                                                                                                                  ===========

Net Asset Value:      Class A -- Based on net assets of $8,379,648 and 784,560 shares of
                      beneficial interest outstanding                                                                  $10.68
                                                                                                                  ===========
                      Class B -- Based on net assets of $35,562,821 and 3,329,833 shares of
                      beneficial interest outstanding                                                                  $10.68
                                                                                                                  ===========
                      Class C -- Based on net assets of $2,015,986 and 188,620 shares of
                      beneficial interest outstanding                                                                  $10.69
                                                                                                                  ===========
                      Class D -- Based on net assets of $3,440,447 and 322,066 shares of
                      beneficial interest outstanding                                                                  $10.68
                                                                                                                  ===========

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                           For the Year Ended
                                                                                                                July 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $2,735,926
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                       $255,318
                       Account maintenance and distribution fees -- Class B (Note 2)            168,474
                       Professional fees                                                         54,144
                       Accounting services (Note 2)                                              39,772
                       Printing and shareholder reports                                          39,154
                       Transfer agent fees -- Class B (Note 2)                                   12,825
                       Account maintenance and distribution fees -- Class C (Note 2)             10,594
                       Registration fees (Note 1e)                                                7,792
                       Amortization of organization expenses (Note 1e)                            7,312
                       Pricing fees                                                               4,496
                       Account maintenance fees -- Class D (Note 2)                               2,944
                       Transfer agent fees -- Class A (Note 2)                                    2,477
                       Trustees' fees and expenses                                                2,255
                       Custodian fees                                                             1,983
                       Transfer agent fees -- Class D (Note 2)                                      911
                       Transfer agent fees -- Class C (Note 2)                                      701
                       Other                                                                      2,757
                                                                                             ----------
                       Total expenses before reimbursement                                      613,909
                       Reimbursement of expenses (Note 2)                                      (188,926)
                                                                                             ----------
                       Total expenses after reimbursement                                                             424,983
                                                                                                                   ----------
                       Investment income -- net                                                                     2,310,943
                                                                                                                   ----------

Realized &             Realized gain on investments -- net                                                            193,542
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                      1,539,167
Investments -- Net                                                                                                 ----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                        $4,043,652
                                                                                                                   ==========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                    For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                    1997              1996
Operations:            Investment income -- net                                                      $2,310,943      $2,082,774
                       Realized gain (loss) on investments -- net                                       193,542        (336,579)
                       Change in unrealized appreciation on investments -- net                        1,539,167         453,596
                                                                                                    -----------     -----------
                       Net increase in net assets resulting from operations                           4,043,652       2,199,791
                                                                                                    -----------     -----------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                         (431,014)       (408,628)
(Note 1f):             Class B                                                                       (1,640,570)     (1,511,028)
                       Class C                                                                          (84,261)        (66,587)
                       Class D                                                                         (155,098)        (96,531)
                                                                                                    -----------     -----------
                       Net decrease in net assets resulting from dividends to shareholders           (2,310,943)     (2,082,774)
                                                                                                    -----------     -----------

Beneficial Interest    Net increase in net assets derived from beneficial interest
Transactions           transactions                                                                   4,232,008       3,186,036
(Note 4):                                                                                           -----------     -----------

Net Assets:            Total increase in net assets                                                   5,964,717       3,303,053
                       Beginning of year                                                             43,434,185      40,131,132
                                                                                                    -----------     -----------
                       End of year                                                                  $49,398,902     $43,434,185
                                                                                                    ===========     ===========

                       See Notes to Financial Statements.






Financial Highlights

                                                                                Class A
                                                                                                                For the
                                                                                                                Period
                                                                                                                 July 1,
The following per share data and ratios have been derived                                                       1994+ to
from information provided in the financial statements.                     For the Year Ended July 31,          July 31,
                                                                          1997       1996       1995              1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period               $10.29       $10.23       $10.22         $10.00
Operating                                                             --------     --------     --------       --------
Performance:         Investment income -- net                              .56          .58          .60            .05
                     Realized and unrealized gain on investments
                     -- net                                                .39          .06          .01            .22
                                                                      --------     --------     --------       --------
                     Total from investment operations                      .95          .64          .61            .27
                                                                      --------     --------     --------       --------
                     Less dividends and distributions:
                     Investment income -- net                             (.56)        (.58)        (.60)          (.05)
                     Realized gain on investments -- net                    --           --           --++           --
                                                                      --------     --------     --------       --------
                     Total dividends and distributions                    (.56)        (.58)        (.60)          (.05)
                                                                      --------     --------     --------       --------
                     Net asset value, end of period                     $10.68       $10.29       $10.23         $10.22
                                                                      ========     ========     ========       ========

Total Investment     Based on net asset value per share                   9.51%        6.37%        6.30%          2.68%++++
Return:**                                                             ========     ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                        .52%         .34%         .07%           .00%*
Net Assets:                                                           ========     ========     ========       ========
                     Expenses                                              .92%         .98%        1.19%          1.54%*
                                                                      ========     ========     ========       ========
                     Investment income -- net                             5.38%        5.58%        6.02%          5.48%*
                                                                      ========     ========     ========       ========

Supplemental         Net assets, end of period (in thousands)           $8,380       $7,589       $7,979         $6,557
Data:                                                                 ========     ========     ========       ========
                     Portfolio turnover                                  32.46%       57.58%       60.99%          3.07%
                                                                      ========     ========     ========       ========
                     * Annualized.
                    ** Total investment returns exclude the effects of sales loads.
                     + Commencement of Operations.
                    ++ Amount is less than $.01 per share.
                  ++++ Aggregate total investment return.

                       See Notes to Financial Statements.




Financial Highlights

                                                                                Class B
                                                                                                                For the
                                                                                                                Period
                                                                                                                 July 1,
The following per share data and ratios have been derived                                                       1994+ to
from information provided in the financial statements.                     For the Year Ended July 31,          July 31,
                                                                          1997         1996        1995           1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period               $10.29       $10.23       $10.22         $10.00
Operating                                                             --------     --------     --------       --------
Performance:         Investment income -- net                              .51          .53          .55            .04
                     Realized and unrealized gain on investments
                     -- net                                                .39          .06          .01            .22
                                                                      --------     --------     --------       --------
                     Total from investment operations                      .90          .59          .56            .26
                                                                      --------     --------     --------       --------
                     Less dividends and distributions:
                     Investment income -- net                             (.51)        (.53)        (.55)          (.04)
                     Realized gain on investments -- net                    --           --           --++           --
                                                                      --------     --------     --------       --------
                     Total dividends and distributions                    (.51)        (.53)        (.55)          (.04)
                                                                      --------     --------     --------       --------
                     Net asset value, end of period                     $10.68       $10.29       $10.23         $10.22
                                                                      ========     ========     ========       ========

Total Investment     Based on net asset value per share                   8.96%        5.82%        5.77%          2.64%++++
Return:**                                                             ========     ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                       1.02%         .85%         .58%           .50%*
Net Assets:                                                           ========     ========     ========       ========
                     Expenses                                             1.43%        1.49%        1.70%          2.04%*
                                                                      ========     ========     ========       ========
                     Investment income -- net                             4.87%        5.07%        5.51%          5.00%*
                                                                      ========     ========     ========       ========
Supplemental         Net assets, end of period (in thousands)          $35,563      $31,359      $30,265        $16,889
Data:                                                                 ========     ========     ========       ========
                     Portfolio turnover                                  32.46%       57.58%       60.99%          3.07%
                                                                      ========     ========     ========       ========
                     * Annualized.
                    ** Total investment returns exclude the effects of sales loads.
                     + Commencement of Operations.
                    ++ Amount is less than $.01 per share.
                  ++++ Aggregate total investment return.

                       See Notes to Financial Statements.




                                                                      Class C                            Class D
                                                                               For the                             For the
                                                             For the           Period            For the            Period
The following per share data and ratios have been derived     Year             Oct. 21,           Year             Oct. 21,
from information provided in the financial statements.        Ended            1994+ to           Ended            1994+ to
                                                              July 31,         July 31,         July 31,            July 31,
Increase (Decrease) in Net Asset Value:                   1997        1996      1995         1997       1996         1995
Per Share            Net asset value, beginning
Operating            of period                          $10.30       $10.24     $9.82        $10.29        $10.23      $9.82
Performance:                                         ---------    --------- ---------      ---------     ---------  ---------
                     Investment income -- net              .50          .52       .42            .55           .57        .46
                     Realized and unrealized gain on
                     investments -- net                    .39          .06       .42            .39           .06        .41
                                                     ---------    --------- ---------      ---------     ---------  ---------
                     Total from investment
                     operations                            .89          .58       .84            .94           .63        .87
                                                     ---------    --------- ---------      ---------     ---------  ---------
                     Less dividends and
                     distributions:
                     Investment income -- net             (.50)        (.52)     (.42)          (.55)         (.57)      (.46)
                     Realized gain on investments
                     -- net                                 --           --        --++           --            --         --++
                                                     ---------    --------- ---------      ---------     ---------  ---------
                     Total dividends and
                     distributions                        (.50)        (.52)     (.42)          (.55)         (.57)      (.46)
                                                     ---------    --------- ---------      ---------     ---------  ---------
                     Net asset value, end of period     $10.69       $10.30    $10.24         $10.68        $10.29     $10.23
                                                     =========    ========= =========      =========     =========  =========

Total Investment     Based on net asset value             8.84%        5.72%     8.79%++++      9.40%         6.26%      9.10%++++
Return:**            per share                       =========    ========= =========      =========     =========  =========

Ratios to Average    Expenses, net of reimbursement       1.12%         .95%      .74%*          .62%          .44%       .22%*
Net Assets:                                          =========    ========= =========      =========     =========  =========
                     Expenses                             1.53%        1.58%     1.77%*         1.03%         1.07%      1.27%*
                                                     =========    ========= =========      =========     =========  =========
                     Investment income -- net             4.77%        4.96%     5.43%*         5.27%         5.46%      5.96%*
                                                     =========    ========= =========      =========     =========  =========

Supplemental         Net assets, end of period          $2,016       $1,829      $820         $3,440        $2,657     $1,067
Data:                (in thousands)                  =========    ========= =========      =========     =========  =========
                     Portfolio turnover                  32.46%       57.58%    60.99%         32.46%        57.58%     60.99%
                                                     =========    ========= =========      =========     =========  =========
                    * Annualized.
                   ** Total investment returns exclude the effects of sales loads.
                    + Commencement of Operations.
                   ++ Amount is less than $.01 per share.
                 ++++ Aggregate total investment return.

                      See Notes to Financial Statements.




Merrill Lynch Connecticut Municipal Bond Fund              July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $255,318, of which $188,926 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account
                             Maintenance               Distribution
                                 Fee                       Fee

Class B                         0.25%                     0.25%
Class C                         0.25%                     0.35%
Class D                         0.10%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                 MLFD                    MLPF&S

Class A                        $1,019                    $8,815
Class D                          $757                   $10,122

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $64,961 and $1,791 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $17,140,588 and $14,335,919, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                            Realized                    Unrealized
                             Gains                        Gains

Long-term investments       $188,670                    $3,698,367
Short-term investments         4,872                            --
                         -----------                   -----------
Total                       $193,542                    $3,698,367
                         ===========                   ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,698,367, of which $3,698,709 related to appreciated securities and $342 related to depreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $45,205,536.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $4,232,008 and $3,186,036, for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                                   Dollar
Ended July 31, 1997                 Shares                    Amount

Shares sold                        145,306                $1,511,588
Shares issued to shareholders
in reinvestment of dividends        29,191                   303,354
                               -----------               -----------
Total issued                       174,497                 1,814,942
Shares redeemed                   (127,276)               (1,317,412)
                               -----------               -----------
Net increase                        47,221                  $497,530
                               ===========               ===========

Class A Shares for the Year                                   Dollar
Ended July 31, 1996                 Shares                    Amount

Shares sold                         81,137                  $836,173
Shares issued to shareholders
in reinvestment of dividends        27,123                   281,553
                               -----------               -----------
Total issued                       108,260                 1,117,726
Shares redeemed                   (150,587)               (1,552,126)
                               -----------               -----------
Net decrease                       (42,327)                $(434,400)
                               ===========               ===========

Class B Shares for the Year                                   Dollar
Ended July 31, 1997                 Shares                    Amount

Shares sold                        760,389                $7,912,969
Shares issued to shareholders
in reinvestment of dividends        80,253                   833,981
                               -----------               -----------
Total issued                       840,642                 8,746,950
Automatic conversion of shares      (2,744)                  (28,597)
Shares redeemed                   (555,174)               (5,772,686)
                               -----------               -----------
Net increase                       282,724                $2,945,667
                               ===========               ===========

Class B Shares for the Year                                   Dollar
Ended July 31, 1996                 Shares                    Amount

Shares sold                      1,083,666               $11,283,985
Shares issued to shareholders
in reinvestment of dividends        80,168                   831,005
                               -----------               -----------
Total issued                     1,163,834                12,114,990
Automatic conversion of shares     (11,364)                 (117,747)
Shares redeemed                 (1,062,427)              (10,982,309)
                               -----------               -----------
Net increase                        90,043                $1,014,934
                               ===========               ===========

Class C Shares for the Year                                   Dollar
Ended July 31, 1997                 Shares                    Amount

Shares sold                        131,493                $1,374,027
Shares issued to shareholders
in reinvestment of dividends         4,205                    43,716
                               -----------               -----------
Total issued                       135,698                 1,417,743
Shares redeemed                   (124,759)               (1,293,944)
                               -----------               -----------
Net increase                        10,939                  $123,799
                               ===========               ===========

Class C Shares for the Year                                   Dollar
Ended July 31, 1996                 Shares                    Amount

Shares sold                        106,625                $1,109,389
Shares issued to shareholders
in reinvestment of dividends         3,314                    37,148
                               -----------               -----------
Total issued                       109,939                 1,146,537
Shares redeemed                    (12,331)                 (128,277)
                               -----------               -----------
Net increase                        97,608                $1,018,260
                               ===========               ===========

Class D Shares for the Year                                   Dollar
Ended July 31, 1997                 Shares                    Amount

Shares sold                         92,661                  $963,530
Automatic conversion
of shares                            2,743                    28,597
Shares issued to shareholders
in reinvestment of dividends         5,456                    56,735
                               -----------               -----------
Total issued                       100,860                 1,048,862
Shares redeemed                    (36,948)                 (383,850)
                               -----------               -----------
Net increase                        63,912                  $665,012
                               ===========               ===========

Class D Shares for the Year                                   Dollar
Ended July 31, 1996                 Shares                    Amount

Shares sold                        159,356                $1,647,385
Automatic conversion of shares      11,364                   117,747
Shares issued to shareholders
in reinvestment of dividends         3,379                    34,993
                               -----------               -----------
Total issued                       174,099                 1,800,125
Shares redeemed                    (20,252)                 (212,883)
                               -----------               -----------
Net increase                       153,847                $1,587,242
                               ===========               ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a capital loss carryforward of approximately $668,000, of which $62,000 expires in 2003, $394,000 expires in 2004 and $212,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch
Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 1, 1994 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Connecticut Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863